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                                  EUREKA FUNDS

                               Money Market Funds

                     Supplement dated September 14, 2001 to
             the Class A and B Shares and Trust Shares Prospectuses
                             dated February 1, 2001

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

Under the heading "Pricing of Fund Shares- Valuation of Shares" on page 34 of the Class A and B Shares prospectus and on page 29 of the Trust Shares prospectus the following disclosure is inserted at the end of the paragraph that discloses when the NAV is calculated for Money Market Funds.

From September 14, 2001, until the reopening of the New York Stock Exchange, for the U.S. Treasury Obligations Fund and the Prime Money Market Fund, a Business Day will be any day that the Federal Reserve Bank is open for business, unless the Fund determines that being open for business is not in the best interest of shareholders.

      SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE.